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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of earliest event reported)              May 21, 2002

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                   57-1575609
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                         One Gateway Center, 19th Floor
                               Pittsburg, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)









                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)



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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5. OTHER EVENTS

         As previously disclosed under cover of a Current Report on Form 8-K, the Registrant and its subsidiaries filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Western District of Pennsylvania (the "Bankruptcy Court") on September 21, 2001 in order to allow for an orderly consummation of the Registrant's proposed comprehensive financial restructuring.

         The Registrant is required to file Monthly Operating Reports with the Bankruptcy Court and the Office of the United States Trustee for the Western District of Pennsylvania (the "U.S. Trustee") pursuant to the U.S. Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.1 is the Monthly Operating Report (the "Report") that the Registrant has filed with the Bankruptcy Court and the U.S. Trustee for the period from April 1, 2002 through April 30, 2002.

         Certain attachments and exhibits referenced in the Report are not attached as part of Exhibit 99.1, but are available at the Office of the U.S. Trustee and the Bankruptcy Court. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

         The Registrant cautions readers not to place undue reliance upon the information contained in the Report, which contains unaudited information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Report is complete. The Report also contains information for periods which may be shorter or otherwise different from those contained in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
        (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                 Not Applicable

        (b)      PRO FORMA FINANCIAL INFORMATION
                 Not Applicable

        (c)      EXHIBIT NO.
                 99.1 Monthly Operating Report to the U.S. Trustee and the Bankruptcy Court for the period from April 1, 2002 to April 30, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    THE CARBIDE/GRAPHITE GROUP, INC.

                                 By: /s/ Walter B. Fowler
                                    --------------------------------------------
                                    Walter B. Fowler - Chief Executive Officer


Dated:   June 19, 2002



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                                  EXHIBIT INDEX

       EXHIBIT
         NO.         DESCRIPTION
       ----------  ---------------------------------------------------
       99.1        Monthly Operating Report Dated May 21, 2002